SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      March 10, 2004
                                                  -----------------------------


                      J.P. Morgan Acceptance Corporation I
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                              333-109775             13-3475488
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)           Identification No.)


270 Park Avenue
New York, New York                                                     10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (212) 834-3850
                                                    ----------------------------


                       ________________ _________________
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
-------  ------------

     It is expected that during April 2004, a single series of certificates, expected to be titled J.P. Morgan Mortgage Trust 2004-A2, Mortgage Pass-Through Certificates, Series 2004-A2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among J.P. Morgan Acceptance Corporation I (the "Registrant"), Wells Fargo Bank, N.A., as master servicer, and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (No. 333-109775) and sold to J.P. Morgan Securities Inc. (the "Underwriter") pursuant to an underwriting agreement between the Registrant and the Underwriter.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed hereto as Exhibit 99.1 that constitutes "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association). The materials listed as Exhibit 99.1 hereto are filed on Form SE dated March 12, 2004.

     The materials, listed as Exhibit 99.1 hereto, have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials listed as
Exhibit 99.1 hereto such previously filed materials are superseded by the materials listed as Exhibit 99.1 hereto.



Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.     Description

99.1 Certain materials constituting Computational Materials and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates and filed on Form SE dated March 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 12, 2004


                                       J.P. MORGAN ACCEPTANCE CORPORATION I


                                       By:  /s/ Jonathan Davis
                                          ---------------------
                                          Name:  Jonathan Davis
                                          Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                                                            Page No.
-----------                                                            --------

99.1         Certain materials constituting Computational Materials      6
             and/or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates and filed on Form SE dated March 12, 2004.